EXHIBIT 17

                                  FORM OF PROXY

                                                     YOUR VOTE IS IMPORTANT!

                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                CALL TOLL FREE 1-888-221-0697 OR
                                                LOG ON TO WWW.PROXYWEB.COM/XXXXX

*** CONTROL NUMBER: XXX XXX XXX XXX XX ***      Please fold and detach card at
                                                perforation before mailing.

AARP HIGH QUALITY SHORT TERM BOND FUND

PROXY             SPECIAL MEETING OF SHAREHOLDERS - JULY 11, 2000


         The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110, on July 11, 2000, at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                        PLEASE  SIGN AND RETURN  PROMPTLY IN THE
                                        ENCLOSED   ENVELOPE.   NO   POSTAGE   IS
                                        REQUIRED.

                                        Dated ____________________________,2000

                                        PLEASE  SIGN  EXACTLY  AS  YOUR  NAME OR
                                        NAMES   APPEAR.   WHEN   SIGNING  AS  AN
                                        ATTORNEY,    EXECUTOR,    ADMINISTRATOR,
                                        TRUSTEE OR  GUARDIAN,  PLEASE  GIVE YOUR
                                        FULL TITLE AS SUCH.

                                        ----------------------------------------
             [NAME] [ADDRESS]

                                        ----------------------------------------
                                        SIGNATURE(S) OF SHAREHOLDER(S)

                                                  YOUR VOTE IS IMPORTANT!

                                                    VOTE TODAY BY MAIL,
                                             TOUCH-TONE PHONE OR THE INTERNET
                                             CALL TOLL FREE 1-888-221-0697 OR
                                             LOG ON TO WWW.PROXYWEB.COM/XXXXX

                Please fold and detach card at perforation before
                                    mailing.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                               FOR ALL        WITHHOLD
                                               NOMINEES       AUTHORITY TO VOTE
                                               LISTED         FOR ALL NOMINEES
                                               (EXCEPT AS     LISTED
                                               NOTED IN
                                               SPACE
                                               PROVIDED)
PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:

(01) Henry P. Becton,  Jr. (02) Linda C.
Coughlin (03)  Dawn-Marie  Driscoll (04)
Edgar R.  Fiedler (05) Keith R. Fox (06)
Joan  Edelman  Spero  (07) Jean  Gleason
Stromberg   (08)  Jean  C.  Tempel  (09)
Steven Zaleznick

INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO
VOTE FOR ANY INDIVIDUAL  NOMINEE,  WRITE
THE  NAME(S)  ON  THE  LINE  IMMEDIATELY
BELOW.

----------------------------------------

PROPOSAL 2                                      FOR       AGAINST        ABSTAIN
----------

To  approve  an  Agreement  and  Plan of
Reorganization  for the Fund whereby all
or  substantially  all of the assets and
liabilities   of  the   Fund   would  be
acquired by Scudder Short Term Bond Fund in exchange for shares of the AARP
Shares class of shares of Scudder  Short
Term Bond Fund. PROPOSAL 3

To    ratify    the     selection     of
PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                           PLEASE SIGN ON REVERSE SIDE